NOTE MODIFICATION AGREEMENT


                  THIS NOTE MODIFICATION AGREEMENT (this "Agreement") made as of this 3rd day of September 1998, by and between PELICAN STRAND, LTD., a Florida limited partnership having an address at c/o Golf Communities of America, 255 South Orange Avenue, Firstate Tower, Suite 1515, Orlando, Florida 32801 (hereinafter referred to as "Borrower") and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC ("CSFB"), a Delaware limited liability company, its successors and assigns, at its principal place of business at 11 Madison Avenue, New York, New York 10010 (CSFB and each successor or assign being hereinafter referred to as "Lender").


                              W I T N E S S E T H:

                  WHEREAS, Lender is the lawful owner and holder of that certain note entered into between Borrower, as Maker, and Lender, as Payee, dated July 2, 1998 (the "Note"), which Note evidences Borrower's obligation to pay the aggregate principal amount of $35,600,000.00 or so much thereof as shall have been advanced under the Loan Agreement (as defined in the Note) (the "Debt"), together with interest thereon; and

                  WHEREAS, Lender and Borrower have agreed to modify the Note as hereinafter set forth.

                  NOW, THEREFORE, in consideration of the agreements herein expressed and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

                  1. The definition of "Base Rate" appearing on the first page of the Note is hereby modified to read as follows:

                  "The rate per annum equal to five and six tenths percentage points (5.6%) in excess of the Treasury Rate. Any interest rate based on the Base Rate shall be adjusted as of the date of any change in the Base Rate. The determination of the Base Rate shall be made by Lender and shall be conclusive and binding upon Borrower, absent manifest error."

                  2. The reference in Paragraph 2 of the note to "four and one-half percent (4.5%)" is hereby modified to read to "five and six tenths percent (5.6%)".

                  After given effect to the modifications described herein, the aggregate outstanding indebtedness evidenced by the Note is THIRTY FIVE MILLION SIX HUNDRED THOUSAND AND 00/100 DOLLARS ($35,600,000.00), it being understood that no interest under the Note is accrued and unpaid for the period prior to the date hereof, but that interest shall accrue from and after the date hereof at the rate or rates provided herein.

                  Borrower hereby renews and extends its covenant and agreement to pay the indebtedness evidenced by the Note, as modified pursuant to this Agreement, and Borrower hereby renews and extends its covenant and agreement to perform, comply with and be bound by each and every term and provision of the Note as modified by the terms of this Agreement.

                  Borrower confirms and agrees that the Note is, and shall continue to be, secured by the Mortgage and Security Agreement and by any other deeds of trust executed by Borrower to secure the Note. All of the provisions of the Mortgage and Security Agreement executed by Borrower are hereby ratified and affirmed in all respects. Without in any way limiting the generality of the foregoing, Lender has, and shall continue to enjoy, all of the rights and remedies provided for in the Mortgage and Security Agreement.

                  The Note is secured by the Mortgage and Security Agreement and the Loan Documents and in no way acts as a release or relinquishment of the liens created by the Mortgage and Security Agreement or Loan Documents. The Mortgage and Security Agreement liens and all liens securing payment of the Note are hereby confirmed by Borrower in all respects and shall remain in full force and effect until the amount of the Note, as modified by this Agreement, then payable in accordance with the terms thereof, all accrued but unpaid interest, and all extensions, renewals and rearrangements thereof and all sums secured by the Loan Documents shall be fully and finally paid.



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

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                                BORROWER:

                                PELICAN STRAND, LTD.,
                                a Florida limited partnership

                                By: Pelican Strand Development Corporation, its General Partner


                                     By:
                                         ------------------------------------
                                         Name: Warren Stanchina
                                         Title: President



                                LENDER

                CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
                      a Delaware limited liability company



                                By:
                                    ------------------------------------
                                     Name:
                                     Title:

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